Chardan South China
                                                         Acquisition Corporation
                                        (a corporation in the development stage)





                                                            Financial Statements
              For the Periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005

                                                             Chardan South China
                                                         Acquisition Corporation
                                        (a corporation in the development stage)




          Report of Independent Registered Public Accounting Firm              3


          Financial Statements

              Balance Sheets                                                   4
              Statements of Operations                                         5
              Statements of Stockholders' Equity                               6
              Statements of Cash Flows                                         7


          Notes to Financial Statements                                     8-13

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Chardan South China Acquisition Corporation


We have audited the accompanying balance sheets of Chardan South China Acquisition Corporation (formerly Chardan China Acquisition Corp. III) (a corporation in the development stage) as of August 10, 2005 and April 30, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chardan South China Acquisition Corporation as of August 10, 2005 and April 30, 2005, and the results of its operations and its cash flows for the periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

August 10, 2005

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets

--------------------------------------------------------------------------------

                                                                     August 10, 2005       April 30, 2005
----------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
     Cash                                                            $      1,169,714       $      79,960
     Cash held in Trust Fund (Note 1)                                      25,835,000                  -
     Prepaid expenses                                                          13,000                  -
                                                                       --------------         -----------
           Total current assets                                            27,017,714              79,960
Deferred offering costs                                                            -               25,000
                                                                       --------------         -----------

           Total assets                                              $     27,017,714       $     104,960
                                                                       ==============         ===========

Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses                           $         97,294       $         900
     Notes payable, stockholders (Note 3)                                      80,000              80,000
                                                                       --------------         -----------
           Total current liabilities                                          177,294              80,900
                                                                       --------------         -----------

Common stock, subject to possible conversion,
     999,500 shares at conversion value (Note 1)                            5,164,417                  -
                                                                       --------------         -----------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued                                            -                   -
     Common stock, $.0001 par value, Authorized
          20,000,000 shares.  Issued and outstanding
          6,250,000 shares (which includes 999,500
          subject to possible conversion) and 1,250,000                           625                 125
     Additional paid-in capital                                            21,680,725              24,875
     Deficit accumulated during development stage                              (5,347)               (940)
                                                                       ---------------        ------------
           Total stockholders' equity                                      21,676,003              24,060
                                                                       --------------         -----------

           Total liabilities and stockholders' equity                $     27,017,714       $     104,960
                                                                       ==============         ===========


                 See accompanying notes to financial statements.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Operations

--------------------------------------------------------------------------------

                                                                              Period from                Period from
                                                                             March 10, 2005             March 10, 2005
                                                                             (inception) to             (inception) to
                                                                            August 10, 2005             April 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
Expenses:

     Formation and operating costs                                       $          5,347               $           940
                                                                           ---------------                --------------

Net loss for the period                                                  $         (5,347)              $          (940)
                                                                           ===============                ==============

Net loss per share basic and diluted                                     $           (.00)              $          (.00)
                                                                           --------------                 --------------

Weighted average shares outstanding                                             1,282,468                     1,250,000
                                                                           --------------                 --------------



                See accompanying notes to financial statements.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity

--------------------------------------------------------------------------------

                                                                                Additional       Deficit accumulated
                                                            Common Stock         Paid-In              during the
                                                        Shares       Amount      Capital           development stage       Total
------------------------------------------------------------------------------------------------------------------------------------
Sale of 1,250,000 shares of common stock to
   initial stockholders on March 10, 2005 at
   $0.02 per share                                    1,250,000         125          24,875                  ---             25,000

Net loss for the period                                     ---         ---             ---                 (940)              (940)

------------------------------------------------------------------------------------------------------------------------------------
Balance, April 30, 2005                               1,250,000         125          24,875                 (940)            24,060

Sale of 5,000,000 units, net of underwriters'
   discount and offering expenses (includes
   999,500 shares subject to possible conversion)     5,000,000         500      26,820,167                  ---         26,820,667

Proceeds subject to possible conversion of
   999,500 shares                                           ---         ---      (5,164,417)                 ---         (5,164,417)

Proceeds from issuance of option                            ---         ---             100                  ---                100

Net loss for the period                                     ---         ---             ---               (4,407)            (4,407)

------------------------------------------------------------------------------------------------------------------------------------
Balance, August 10, 2005                              6,250,000        $625    $ 21,680,725             $ (5,347)       $21,676,003
                                                      =========        ====    ============             =========       ===========

                See accompanying notes to financial statements.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Cash Flows

                                                                       Period from                Period from
                                                                      March 10, 2005             March 10, 2005
                                                                      (inception) to             (inception) to
                                                                      August 10, 2005            April 30, 2005
-----------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss for the period                                       $         (5,347)         $            (940)
       Increase in prepaid expenses                                           (13,000)                        --
       Increase in accounts payable and accrued expenses                        4,935                        900
                                                                       ---------------           ----------------
            Net cash used in operating activities                             (13,412)                       (40)
                                                                       ---------------           ----------------

Cash Flows from Investing Activities
       Cash held in Trust Fund                                            (25,835,000)                        --
                                                                       ---------------           ---------------
            Cash used in investing activities                             (25,835,000)                        --
                                                                       ---------------           ---------------

Cash Flows from Financing Activities
       Proceeds from sale of shares of common stock                        30,025,000                     25,000
       Proceeds from issuance of option                                           100                         --
       Proceeds from notes payable, stockholders                               80,000                     80,000
       Payment of costs of public offering                                 (3,086,974)                   (25,000)
                                                                       ---------------           ----------------
            Net cash provided by financing activities                      27,018,126                     80,000
                                                                       ---------------           ----------------

Net increase in cash                                                        1,169,714                     79,960
Cash at beginning of the period                                                    --                         --
                                                                       --------------            ---------------

Cash at end of the period                                            $      1,169,714          $          79,960
                                                                       ==============            ===============

Non-cash Financing Activities:
       Accrual of costs of public offering                           $         92,359          $              --
                                                                       ==============            ===============

                See accompanying notes to financial statements.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1.  Summary of Significant     Organization and Business Operations
    Accounting Policies

                                Chardan South China Acquisition Corporation (formerly Chardan China Acquisition Corp. III - See Note 2) (the "Company") was incorporated in Delaware on March 10, 2005 as a blank check company whose objective is to acquire an operating business that has its primary operating facilities located in the People's Republic of China in any city or province south of the Yangtze River.

                                All activity from March 10, 2005 (inception) through August 10, 2005 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                                The  registration  statement  for the  Company's
                                initial public offering ("Offering") was declared effective August 2, 2005. The Company consummated the offering on August 10, 2005 and received net proceeds of approximately $26,821,000 (Note 3). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its primary operating facilities located in the People's Republic of China in any city or province south of the Yangtze River ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $25,835,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

                                All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 1,250,000 founding shares of common stock (Note
                                8) in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                                With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Proposed Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying August 10, 2005 balance sheet.

                                The Company's Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 3).

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                Use of Estimates

                                The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                Cash and Cash Equivalents

                                For financial statement purposes, the Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash in bank deposit accounts in the United States of America which, at times, may exceed applicable insurance limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

                                Deferred Income Taxes

                                Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                The Company recorded a deferred income tax asset aggregating approximately $1,800 and $300 at August 10, 2005 and April 30, 2005, respectively for the tax effect of net operating loss carryforwards and temporary differences. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at August 10, 2005 and April 30, 2005. The net operating loss carryforward at August 10, 2005 amounts to approximately $5,000 and expires in 2025.

                                The   effective   tax  rate   differs  from  the
                                statutory rate of 34% due to the increase in the valuation allowance.

                                Income (Loss) Per Common Share

                                Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.   Company Name Change        Effective July 14, 2005, the Company's  Board of
                                Directors and Initial Stockholders authorized an
                                amendment  to  the  Company's   Certificate   of
                                Incorporation to change the Company's name from Chardan China Acquisition Corp. III to Chardan
                                South China Acquisition Corporation.

 3.  Initial Public Offering    On August 10, 2005,  the Company sold  5,000,000
                                units  ("Units")  in  the  Offering.  Each  Unit
                                consists  of one share of the  Company's  common
                                stock,  $.0001  par  value,  and two  Redeemable
                                Common  Stock  Purchase  Warrants  ("Warrants").
                                Each  Warrant  entitles  the holder to  purchase
                                from the Company one share of common stock at an
                                exercise price of $5.00  commencing the later of
                                the completion of a Business  Combination or one
                                year from the effective date of the Offering and
                                expiring four years from the  effective  date of
                                the Offering.  Except as set forth below in Note
                                5,  the  Warrants  will  be  redeemable,  at the
                                Company's option, at a price of $.01 per Warrant
                                upon 30 days' notice  after the Warrants  become
                                exercisable,  only in the  event  that  the last
                                sale price of the common stock is at least $8.50
                                per share for any 20  trading  days  within a 30
                                trading day period ending on the third day prior
                                to the date on which  notice  of  redemption  is
                                given.  In connection  with this  Offering,  the
                                Company  issued  an  option,  for  $100,  to the
                                representative  of the  underwriters to purchase
                                250,000 Units at an exercise  price of $7.50 per
                                Unit.  The  Company  intends to account  for the
                                fair  value  of  the  option,  inclusive  of the
                                receipt of the $100 cash payment,  as an expense
                                of the  public  offering  resulting  in a charge
                                directly to  stockholders'  equity.  The Company
                                estimates  that the fair value of this option is
                                approximately  $550,000 ($2.20 per Unit) using a
                                Black-Scholes  option-pricing  model.  The  fair
                                value   of   the    option    granted   to   the
                                Representative  is  estimated  as of the date of
                                grant  using  the  following  assumptions:   (1)
                                expected  volatility  of  44.5%,  (2)  risk-free
                                interest rate of 3.8% and (3) expected life of 5
                                years.  The option may be exercised  for cash or
                                on a "cashless"  basis, at the holder's  option,
                                such  that the  holder  may use the  appreciated
                                value of the option (the difference  between the
                                exercise prices of the option and the underlying
                                warrants  and the market  price of the units and
                                underlying  securities)  to exercise  the option
                                without  the payment of any cash.  In  addition,
                                the   warrants   underlying   such   Units   are
                                exercisable at $6.65 per share.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

4.  Notes Payable,              The Company issued unsecured promissory notes in
    Stockholders                aggregate  amount  of  $80,000  to  two  of  its
                                Initial Stockholders, including one officer. The notes are non interest-bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering. Due to the short-term nature of the notes, the fair value of the notes approximate their carrying amount.

5.      Commitment              The  Company  presently  occupies  office  space
                                provided  by  an  affiliate  of  three   Initial
                                Stockholders. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on August 2, 2005.
                                The statement of operations for the period ended
                                August 10, 2005 includes $1,935 related to this agreement.

                                Pursuant to letter agreements dated April 30, 2005 with the Company and the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

                                The Company's directors and several individuals affiliated with companies they are associated with have agreed with the Representative that, after consummation of the Proposed Offering and within the first 40-trading day period after separate trading of the Warrants has commenced, they or certain of their affiliates or designees will collectively purchase up to 1,000,000 Warrants in the public marketplace at prices not to exceed $0.75 per Warrant. The Company has agreed that these Warrants shall not be redeemable by the Company as long as such Warrants continue to be held by such individuals or their affiliates.

                                The Initial Stockholders will be entitled to registration rights with respect to their founding shares pursuant to an agreement to be signed prior to or on the effective date of the Proposed Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the effective date of the Proposed Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Proposed Offering.

                                The Company has also agreed to pay the fees and issue the securities to the underwriters in the Proposed Offering as described above in Note 3.

                                     Chardan South China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

6.  Preferred Stock             The  Company is  authorized  to issue  1,000,000
                                shares   of    preferred    stock    with   such
                                designations,   voting  and  other   rights  and
                                preferences as may be determined from time to time by the Board of Directors.

7.  Common Stock                At August 10, 2005,  10,750,000 shares of common
                                stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.


8.  Stock Dividend              Effective July 22, 2005, the Company's  Board of
                                Directors  authorized  a stock  dividend of 0.25
                                shares  of  common  stock  for each  outstanding
                                share of common  stock.  All  references  in the
                                accompanying  financial statements to the number
                                of   shares   of   common    stock   have   been
                                retroactively    restated   to   reflect    this
                                transaction.